EXHIBIT 99.1

Total Entertainment Restaurant Corp. Reports Financial Results for the Fiscal Quarter Ended September 7, 2004

WICHITA, Kan., Sept. 27, 2004 (PRIMEZONE) -- Total Entertainment Restaurant Corp. (Nasdaq:TENT) announced record revenues for the twelve-week third quarter ended September 7, 2004.

 Highlights for the twelve-week third quarter ended September 7, 2004 compared to the twelve-week third quarter ended September 9, 2003:

 - Total revenues increased 24.5% to $31,461,000
 - Net income was $322,000 versus net income of $480,000 for the prior period
 - Diluted earnings per share was $0.03 versus diluted earnings per share of $0.05 for the prior period
 - Average weekly sales per restaurant increased 4.3% to $36,926
 - New units (open less than 18 months) generated 31.9% higher average weekly sales than units in the 18-month comp base
 - Comparable store sales increased 1.3%
 - Three (3) new units were opened

 Highlights for the thirty-six week period ended September 7, 2004 compared to the thirty-six week period ended September 9, 2003:

 - Total revenues increased 24.4% to $96,449,000
 - Net income was $2,480,000 versus $3,983,000 for the prior period
 - An asset impairment charge of $2,365,000 ($1,514,000 net of tax or $0.14 per share) was taken during the second quarter
 - Net income excluding the asset impairment charge was $3,994,000 versus $3,983,000 for the prior period
 - Diluted earnings per share were $0.24 versus diluted earnings per share of $0.39 for the prior period
 - Diluted earnings per share excluding the asset impairment charge were $0.38 versus $0.39 for the prior period
 - Average weekly sales per restaurant increased 4.9% to $39,644
 - New units (open less than 18 months) generated 32.6% higher average weekly sales than units in the 18-month comp base
 - Comparable store sales increased 1.0%
 - Eight (8) new units were opened

During the third quarter, the Company opened three (3) new restaurants-Edison, NJ; Tulsa, OK; and Chattanooga, TN. The Company also opened a restaurant in Bloomingdale, IL on September 16, 2004. The Company has now opened nine (9) restaurants during the 2004 fiscal year and plans to open two (2) more bringing the total number of new restaurants in 2004 to eleven (11). Fiscal 2005 development is underway as contracts have been executed on five (5) sites, and negotiations have begun on seven (7) additional sites.

The Company currently operates 73 restaurants under the "Fox and Hound" and "Bailey's" brand names that each provide a social gathering place offering high quality food, drinks and entertainment in an upscale, casual environment.

Chief Executive Officer, Steven M. Johnson, and Chief Financial Officer, James K. Zielke, will host a conference call at 10:00 a.m. EDT on September 28, 2004 to discuss the fiscal 2004 third quarter earnings release. The call in number is 1-888-730-9140 and the confirmation code is "TENT". A recorded replay of the conference call will be available beginning September 28, 2004 through October 12, 2004. The replay call in number is 1-888-568-0802.

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this report will prove to be accurate. Our actual results may differ materially from the forward-looking statements contained herein. Factors that could cause actual results to differ from the results discussed in the forward-looking statements include, but are not limited to, potential increases in food, alcohol, labor, and other operating costs, changes in competition, the inability to find suitable new locations, changes in consumer preferences or spending patterns, changes in demographic trends, the effectiveness of our operating and growth initiatives and promotional efforts, and changes in government regulation. Further information about the factors that might affect the Company's financial and other results are included in the Company's 10-K and 10-Q, filed with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved.

                 Total Entertainment Restaurant Corp.
     Unaudited Summary Financial Data for the Third Quarter 2004
              ($ in thousands except per share amounts)

                     Condensed Income Statements

                                      For the twelve weeks ended
                               September 7, 2004    September 9, 2003
                               -----------------    -----------------
                                   $         %          $         %
                               --------    -----    --------    -----
 Food and beverage             $ 29,414     93.5    $ 23,273     92.1
 Entertainment and other          2,047      6.5       1,995      7.9
                               --------    -----    --------    -----
  Total net sales                31,461    100.0      25,268    100.0

 Costs and expenses:
  Costs of sales                  8,697     27.6       6,650     26.3
  Restaurant operating
   expenses                      18,495     58.8      14,353     56.8
  Depreciation and
   amortization                   1,662      5.3       1,485      5.9
  Preopening costs                  558      1.8         526      2.1
  Asset Impairment                   --       --          --       --
                               --------    -----    --------    -----
   Restaurant costs and
    expenses                     29,412     93.5      23,014     91.1
                               --------    -----    --------    -----
 Restaurant operating income      2,049      6.5       2,254      8.9
 General and administrative
  expenses                        1,523      4.8       1,441      5.7
 Loss on disposal of assets          --       --          25      0.1
                               --------    -----    --------    -----
 Income from operations             526      1.7         788      3.1
 Other income/expense:
  Other income/(expense)             --       --          --       --
  Interest expense                  (59)    (0.2)        (60)    (0.2)
                               --------    -----    --------    -----
 Income before income taxes         467      1.5         728      2.9
 Income tax expense                 145      0.5         248      1.0
                               --------    -----    --------    -----
 Net income                    $    322      1.0    $    480      1.9
                               ========    =====    ========    =====
 Earnings per share:
  Basic                        $   0.03             $   0.05
  Diluted                      $   0.03             $   0.05

 Shares used in computing
  earnings per share
  (in thousands):
   Basic                          9,909                9,754
   Diluted                       10,369               10,213

 Restaurants open at
  end of period                      72                   60

 Comparable sales growth            1.3%                (2.8)%

                 Analysis of Components of Net Income
                    and Earnings per Share Amounts
                 -------------------------------------

 Net earnings excluding
  asset impairment             $    322             $    480
   Provision for asset
    impairment, net of tax           -                    -
                               --------             --------
  Net income                   $    322             $    480
                               ========             ========

 Diluted earnings per share:
  Net earnings excluding
   asset impairment            $   0.03             $   0.05
  Provision for asset
   impairment, net of tax           -                    -

  Net income                   $   0.03             $   0.05
                               ========             ========

CONTACT:
Total Entertainment Restaurant Corp.
Jim Zielke
InvestorRelations@totent.com
316/634-0505 x 6221